UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 14, 2020

(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive, Rochester, New Hampshire 03867

(Address of the registrant's principal executive offices)
(Former name or former address, if changed since last report.)
Registrant’s telephone number, including area code (603) 330-5850
None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) of 1934 (240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Class B Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of stockholders held on May 14, 2020, there were four items subject to a vote of security holders: (1) the election of nine members of the Board of Directors of the Company; (2) the ratification of the appointment of KMPG LLP as the Company’s independent auditor; (3) the approval, by nonbinding vote, of executive compensation, and (4) approve a new Directors’ Annual Retainer Plan.

1.In the vote for the election of nine members of the Board of Directors of the Company, the number of votes cast for, the number of votes withheld from, and broker non-votes as to each of the nominees were as follows:

	Number of Votes For		Number of Votes Withheld		Broker Non-Votes
Nominee	Class A	Class B	Class A	Class B	Class A	Class B

Christine L. Standish	25,313,702	16,167,440	2,644,311	0	776,530	0

Erland E. Kailbourne	26,361,967	16,167,440	1,596,046	0	776,530	0

John F. Cassidy, Jr.	26,781,428	16,167,440	1,176,585	0	776,530	0

John R. Scannell	13,089,811	16,167,440	14,868,202	0	776,530	0

Katharine L. Plourde	27,609,369	16,167,440	348,644	0	776,530	0

A. William Higgins	27,368,150	16,167,440	589,863	0	776,530	0

Kenneth W. Krueger	27,773,119	16,167,440	184,894	0	776,530	0

Lee C. Wortham	26,212,594	16,167,440	1,745,419	0	776,530	0

Mark J. Murphy	27,772,434	16,167,440	185,579	0	776,530	0

2.In the vote for the ratification of the appointment of KPMG LLP as the Company’s independent auditor, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
44,878,941	21,776	1,266	0

3. In the vote to approve, by non-binding vote, executive compensation, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
32,826,657	11,271,880	26,916	776,530

4. In the vote to approve, by non-binding vote, a new Directors’ Annual Retainer Plan, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
44,087,151	31,311	6,991	776,530

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.
By:	/s/ Stephen M. Nolan

Name:	Stephen M. Nolan
Title:	Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: May 19, 2020

Exhibit No.	Description
104	Inline XBRL cover page.